DEBENTURE GENERAL COLLATERAL SECURITY AGREEMENT

          DEBENTURE GENERAL COLLATERAL SECURITY AGREEMENT dated as of October 4, 2002, made by Alliance Pharmaceutical Corp., a New York corporation (the "Grantor"), to the parties signatory hereto (as hereinafter defined) (collectively, the "Secured Parties").

                                   WITNESSETH

          WHEREAS, the Grantor and certain investors (the "Investors") are entering into a Convertible Secured Note Purchase Agreement, dated as of the date hereof (the "Convertible Secured Note Purchase Agreement"), with the initial closing taking place on the date hereof and subsequent closings taking place at a later date;

          WHEREAS, pursuant to the Convertible Secured Note Purchase Agreement, the Investors may purchase up to $3,000,000 in aggregate principal amount of the Grantor's 8% Convertible Secured Promissory Notes (the "Notes");

          WHEREAS, the Secured Parties hold an aggregate principal amount of $11,000,000 of the Grantor's 5% Convertible Debentures Due 2004 (the "Debentures") issued pursuant to those certain Securities Purchase Agreements dated as of February 11, 2002 and August 22, 2000 among the Grantor and the Secured Parties (the "Securities Purchase Agreements");

          WHEREAS, in exchange for certain waivers of provisions under the Debentures in connection with the Convertible Secured Note Purchase Agreement and the purchase of the Notes, the Grantor has agreed to grant to the Secured Parties a security interest in certain of the Grantor's property and assets, junior in priority only to the Prior Liens to secure, among other things, the performance of the obligations of the Grantor under the Securities Purchase Agreements and the Debentures; and

          WHEREAS, the Grantor is contemporaneously entering into a Debenture Imagent Security Agreement with the Secured Parties and a Debenture Imagent and Oxygent Patent and Trademark Security Agreement with the Secured Parties.

          NOW, THEREFORE, in consideration of the premises set forth above the Grantor hereby agrees with the Secured Parties as follows:

                                     TERMS

          1. DEFINED TERMS. The terms set forth below have the following meanings:

          "ACCOUNTS" shall have the meaning assigned to such term under the Code.

          "CHATTEL PAPER" shall have the meaning assigned to such term under the Code.

          "CODE" means the Uniform Commercial Code as from time to time in effect in the State of New York.

          "COMMERCIAL TORT CLAIMS" shall have the meaning assigned to such term under the Code.

         "DEPOSIT ACCOUNT" shall have the meaning assigned to such term under the Code.

          "DOCUMENTS" shall have the meaning assigned to such term under the Code.

          "EQUIPMENT" shall have the meaning assigned to such term under the Code.

          "EVENT OF DEFAULT" means:

          (1) the failure by the Grantor to perform in any material respect any obligation of the Grantor under this Security Agreement as and when required by this Security Agreement; or

          (2) any representation or warranty made by the Grantor pursuant to this Security Agreement is untrue in any material respect when made; or

          (3) the failure by the Grantor to perform in any material respect any obligation of the Grantor under the Imagent Security Agreement as and when required by the Imagent Security Agreement; or

          (4) any representation or warranty made by the Grantor pursuant to the Imagent Security Agreement is untrue in any material respect when made; or

          (5) the failure by the Grantor to perform in any material respect any obligation of the Grantor under the Patent and Trademark Security Agreement as and when required by the Patent and Trademark Security Agreement; or

          (6) any representation or warranty made by the Grantor pursuant to the Patent and Trademark Security Agreement is untrue in any material respect when made; or

          (7) any Event of Default (as defined in the Debentures) specified in
Section 3.1 of the Debentures occurs and is continuing, and has not been waived in accordance with the terms thereof; or

          (8) the security interests granted herein and pursuant to the Imagent Security Agreement and the Patent and Trademark Security Agreement do not constitute for any reason a perfected security interest in the Collateral covered thereby (other than as a result of a failure to make the filings specified in SCHEDULE I of this Security Agreement, SCHEDULE II of the Imagent Security Agreement and Exhibits E, F and G of the Patent and Trademark Security Agreement or the possession of Collateral by or on behalf of the Prior Lienholders), junior in priority only to the Prior Liens; or

          (9) the Grantor shall file a petition under bankruptcy, insolvency or debtor's relief law or make an assignment for the benefit of its creditors; or

          (10) proceedings shall be instituted against the Grantor before a court of competent jurisdiction under any federal or state bankruptcy law that
(X) is for relief against the Grantor in an involuntary case brought with respect to the Grantor in such court, (Y) seeks to appoint a custodian, receiver or other similar official for all or substantially all the Grantor's property or
(Z) seeks to liquidate the Grantor, and such proceedings remain unstayed and in effect for 60 days; or

          (11) failure of the Grantor to pay any Obligation when due; or

          (12) the Grantor shall fail to pay when due any principal of, premium or interest on or any amount payable in respect of any borrowed money indebtedness.

          "FIXTURES" shall have the meaning assigned to such term under the Code.

          "GENERAL INTANGIBLES" shall have the meaning assigned to such term under the Code.

          "GOODS" shall have the meaning assigned to such term under the Code.

          "IMAGENT SECURITY AGREEMENT" shall mean that certain Debenture Imagent Security Agreement dated as of the date hereof between the Grantor and the Secured Parties, as amended, supplemented or otherwise modified from time to time

          "INSTRUMENT" shall have the meaning assigned to such term under the Code.

          "INVENTORY" shall have the meaning assigned to such term under the Code, and in any event, including all inventory, merchandise, goods and other personal property that are held by or on behalf of a person for sale or lease or to be furnished under a contract of service or which give rise to any Account, including returned goods.

          "INVESTMENT PROPERTY" shall have the meaning assigned to such term under the Code.

          "LETTER-OF-CREDIT RIGHT" shall have the meaning assigned to such term under the Code.

          "LIEN" shall mean any lien, mortgage, security interest, chattel mortgage, pledge or other encumbrance (statutory or otherwise) of any kind securing satisfaction or performance of an obligation, including any agreement to give any of the foregoing, any conditional sales or other title retention agreement, any lease in the nature thereof, and the filing of or the agreement to give any financing statement under the Code of any jurisdiction or similar evidence of any encumbrance, whether within or outside the United States.

          "OBLIGATIONS" shall mean:

          (1) all obligations and liabilities to the Secured Parties, whether now existing or hereafter arising, under the Securities Purchase Agreements, the Debentures, this Security Agreement, the Imagent Security Agreement, the Patent and Trademark Security Agreement and/or any document or agreement related to any of the foregoing and the due performance and compliance with the terms of the Securities Purchase Agreements, the Debentures, this Security Agreement, the Imagent Security Agreement, the Patent and Trademark Security Agreement and/or any document or agreement related to any of the foregoing;

          (2) any and all sums advanced by the Secured Parties in order to preserve the Collateral or to preserve the Secured Parties' security interest in the Collateral; and

          (3) in the event of any proceeding for the collection or enforcement of any obligations or liabilities of the Grantor referred to in the immediately preceding clauses (1) through (2) in accordance with the terms of the Securities Purchase Agreements, the Debentures, this Security Agreement, the Imagent Security Agreement, the Patent and Trademark Security Agreement and/or any document or agreement related to the foregoing, the expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any other exercise by the Secured Parties of their rights hereunder, together with reasonable attorneys' fees and court costs.

          "PATENT AND TRADEMARK SECURITY AGREEMENT" shall mean that certain Debenture Imagent and Oxygent Patent and Trademark Security Agreement dated as of the date hereof between the Grantor and the Secured Parties, as amended, supplemented or otherwise modified from time to time.

          "PRIOR LIENHOLDERS" means the holders of the Prior Liens.

          "PRIOR LIENS" means the Liens of the Prior Lienholders created under the Prior Lienholders Security Agreements.

          "PRIOR LIENHOLDERS SECURITY AGREEMENTS" means the (i) Security Agreement, dated July 23, 2002, made by the Grantor in favor of Xmark Fund, L.P. and Xmark Fund, Ltd., (ii) Patent and Trademark Security Agreement, dated July 23, 2002 made by the Grantor in favor of Xmark Fund, L.P. and Xmark Fund, Ltd.,
(iii) Imagent Security Agreement, dated October 4, 2002, made by the Grantor in favor of SDS Merchant Fund, L.P. as Collateral Agent for the benefit of the holders of the notes issued pursuant to the Convertible Secured Note Purchase Agreement, (iv) General Collateral Security Agreement, dated October 4, 2002, made by the Grantor in favor of SDS Merchant Fund, L.P., as Collateral Agent for the benefit of the holders of the notes issued pursuant to the Convertible Secured Note Purchase Agreement and, (v) Imagent and Oxygent Patent and Trademark Security Agreement, dated October 4, 2002, made by the Grantor in favor of SDS Merchant Fund, L.P., as Collateral Agent for the benefit of the holders of the notes issued pursuant to the Convertible Secured Note Purchase Agreement, and (vi) Alliance/PFC Security Agreement, dated as of May 19, 2000, by and between Alliance and PFC Therapeutics, LLC.

          "PROCEEDS" shall have the meaning assigned to such term under the Code.

          "SECURITY AGREEMENT" means this General Collateral Security Agreement, as amended, supplemented or otherwise modified from time to time.

          "SUPPORTING OBLIGATIONS" shall have the meaning assigned to such term under the Code.

          2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due of the Obligations, the Grantor hereby pledges, hypothecates, delivers and assigns to the Secured Parties, and grants to the Secured Parties a continuing security interest junior in priority only to the Prior Liens in and to, all of the Grantor's right, title and interest in and to all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire right, title or interest (collectively, the "Collateral"):

          (i) All Equipment in all of its forms, wherever located;

          (ii) All Inventory and Goods in all of its forms, wherever located;

          (iii) All Accounts, in all of their forms, wherever located;

          (iv) All General Intangibles in all their forms, wherever located;

          (v) All Fixtures in all their forms, wherever located;

          (vi) All Documents, Letter-of-Credit Rights, Chattel Paper, in all their forms, wherever located;

          (vii) All Deposit Accounts, in all their forms, wherever located;

          (viii) All Instruments and Investment Property, in all their forms, wherever located;

          (ix) All Supporting Obligations, in all their forms wherever located; and

          (x) All Proceeds of any and all of the foregoing.

Notwithstanding the foregoing provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include the items set forth on SCHEDULE II hereto.

          3. RIGHTS OF THE SECURED PARTIES; LIMITATIONS ON SECURED PARTIES' OBLIGATIONS.

          (a) GRANTOR REMAINS LIABLE UNDER ACCOUNTS AND CONTRACTS. Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Accounts and contracts that constitute part of the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such contract. The Secured Parties shall not have any obligation or liability under any Account that constitutes part of the Collateral (or any agreement giving rise thereto) or under any contract that constitutes part of the Collateral by reason of or arising out of this Security Agreement or the receipt by the Secured Parties of any payment relating to such Account or contract pursuant hereto, nor shall the Secured Parties be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any such Account (or any agreement giving rise thereto) or under or pursuant to any such contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any such Account (or any agreement giving rise thereto) or under any such contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) VERIFICATION AND ANALYSIS OF ACCOUNTS. If an Event of Default has occurred and is continuing under the Debentures, the Secured Parties shall have the right to communicate with account debtors on the Accounts that constitute part of the Collateral and parties to the contracts that constitute part of the Collateral to verify with them to its satisfaction the existence, amount and terms of any such Accounts or contracts and to make test verifications of such Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantor shall furnish all such assistance and information as the Secured Parties may require in connection therewith. At any time and from time to time, upon the Secured Parties' reasonable request and at the expense of the Grantor, the Grantor shall cause independent public accountants or others satisfactory to the Secured Parties to furnish to the Secured Parties reports showing reconciliations, aging and test verifications of, and trial balances for, such Accounts.

          4. REPRESENTATIONS AND WARRANTIES. The Grantor hereby represents and warrants that:

          (a) TITLE; NO OTHER LIENS. Except for the Prior Liens and for the Lien granted to the Secured Parties pursuant to this Security Agreement, the Lien granted to the Secured Parties pursuant to the Imagent Security Agreement and the Lien granted to the Secured Parties pursuant to the Patent and Trademark Security Agreement, the Grantor solely owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except in respect of the Prior Liens and such as may have been filed in favor of the Secured Parties pursuant to this Security Agreement, the Imagent Security Agreement or the Patent and Trademark Security Agreement.

          (b) PERFECTED JUNIOR PRIORITY LIENS. The Liens granted pursuant to this Security Agreement will constitute upon the completion of all the filings or notices listed in SCHEDULE I hereto, perfected Liens on all Collateral, which are in priority to all other Liens on such Collateral, except the Prior Liens, and which are enforceable as such against all creditors of the Grantor.

          (c) ACCOUNTS. No amount payable to the Grantor under or in connection with any Account that constitutes part of the Collateral is evidenced by any Instrument (other than checks in the ordinary course of business) or Chattel Paper which has not been previously delivered to the Prior Lienholders. The place where the Grantor keeps its records concerning the Accounts that constitute part of the Collateral is set forth on SCHEDULE III hereto.

          (d) CONSENTS. No consent (other than consents that have been obtained and those set forth in items 7, 8 and 9 on Schedule 2(e) of the Convertible Secured Note Purchase Agreement) of any party (other than the Grantor) to any contract that constitutes part of the Collateral is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement.

          (e) INVENTORY AND EQUIPMENT. The Inventory and Equipment that constitutes part of the Collateral is, as of the date hereof, kept at the locations listed on SCHEDULE IV hereto and has not been kept at any other location within the five-year period ending on the date hereof.

          (f) CHIEF EXECUTIVE OFFICE. The Grantor's chief executive office and chief place of business is located at 6175 Lusk Boulevard, San Diego, California 92121.

          (g) POWER AND AUTHORITY; DUE AUTHORIZATION. The Grantor has full power, authority and legal right to enter into this Security Agreement and to grant the Secured Parties the Lien on the Collateral pursuant to this Security Agreement and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Security Agreement.

          (h) BINDING OBLIGATION. This Security Agreement has been duly executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms.

          (i) NO VIOLATION. The execution, delivery and performance of this Security Agreement will not violate any provision of the Grantor's Certificate of Incorporation or Bylaws, or of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any securities issued by the Grantor, or of any mortgage, indenture, lease, contract or other agreement (other than those set forth in items 7, 8 and 9 on Schedule 2(e) of the Convertible Secured Note Purchase Agreement), instrument or undertaking to which the Grantor is a party or which purports to be binding upon the Grantor or upon any of its assets and will not result in the creation or imposition of any Lien on any of the assets of the Grantor except as contemplated by this Security Agreement, the Imagent Security Agreement and the Patent and Trademark Security Agreement.

          (j) CONSENTS. No consent, filing, approval, registration, recording, or other action is required (x) for the grant by the Grantor of the Lien on the Collateral pursuant to this Security Agreement or for the execution, delivery or performance of this Security Agreement by the Grantor, or (y) to perfect the Lien purported to be created by this Security Agreement, in each case other than consents that have been obtained and except as set forth in items 7, 8 and 9 on
Schedule 2(e) of the Convertible Secured Note Purchase Agreement with respect to the consents obtained after the date hereof and as contemplated by section 4(b) above.

          (k) VALIDITY OF COLLATERAL. To the knowledge of the Grantor, all of the Collateral is subsisting and is valid.

          (l) ORGANIZATION. The Grantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and duly qualified and in good standing in every other state or jurisdiction in which the nature of the Grantor's business or the ownership of its assets requires such qualification. The Grantor's state organizational identification number and federal employer identification number are as set forth on SCHEDULE V hereto.

          (m) NAMES USED BY GRANTOR. (i) The actual corporate name of the Grantor is the name set forth in the preamble above; (ii) the Grantor has no trade names; (iii) the Grantor has not used any name other than that stated in the preamble hereto for the preceding five years; and (iv) no entity has merged into the Grantor or been acquired by the Grantor within the past five years.

          (n) ACCOUNT DEBTORS. None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any like federal, state or local statute or rule in respect of such Collateral.

          5. [RESERVED].

          6. COVENANTS.


          (a) The Grantor covenants and agrees with the Secured Parties that from and after the date of this Security Agreement until the payment and performance in full by the Grantor of all of its Obligations:

               (i) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time, upon the written request of the Secured Parties, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Secured Parties may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements, or amendments thereto, under the Code in effect in any such jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Secured Parties to file any such financing or continuation statement, or amendment thereto, without the signature of the Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Secured Parties, duly endorsed in a manner satisfactory to the Secured Parties, to be held as Collateral pursuant to this Security Agreement (except for such Instruments and/or Chattel Paper which are delivered to the Prior Lienholders provided that the Secured Parties otherwise has a perfected security interest in such Instruments and/or Chattel Paper and provided further that the Grantor delivers such Instruments and/or Chattel Paper to the Secured Parties upon the Prior Lienholders' release of their interest therein). To the extent that any Collateral consists of electronic Chattel Paper, the Grantor shall cause the underlying Chattel Paper to be marked within the meaning of Section 9-105 of the Code (or successor section thereto).

               (ii) INDEMNIFICATION. The Grantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by the Grantor in complying with any law or regulation applicable to any of the Collateral, (iii) in connection with any action taken by the Secured Parties in exercising its rights under this Security Agreement, and (iv) in connection with the preparation and enforcement of this Security Agreement and the related documents. In any suit, proceeding or action brought by the Secured Parties under any Account or contract that constitutes part of the Collateral for any sum owing thereunder, or to enforce any provisions of any such Account or contract, the Grantor will save, indemnify and keep the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Grantor. The obligations under this section 6(a)(ii) shall survive termination of this Security Agreement.

               (iii) MAINTENANCE OF RECORDS. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts that constitute part of the Collateral. The Grantor hereby grants to the Secured Parties access to all of the Grantor's books and records pertaining to the Collateral, and the Grantor shall turn over any such books and records for inspection at the office of the Grantor to the Secured Parties or to their representatives during normal business hours at the request of the Secured Parties.

               (iv) LIMITATION ON LIENS ON COLLATERAL. The Grantor will not create, incur or permit to exist, will defend at its own expense the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Prior Liens, and will defend the right, title and interest of the Secured Parties in and to any of the Collateral against the claims and demands of all persons whomsoever, other than the Prior Lienholders.

               (v) LIMITATIONS ON DISPOSITIONS OF COLLATERAL. The Grantor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for sales of Inventory and the collection and use of cash proceeds in the ordinary course of its business without express, written agreement by the Secured Parties.

               (vi) LIMITATIONS ON PERFORMANCE OF CONTRACTS AND AGREEMENTS GIVING RISE TO ACCOUNTS. The Grantor will not (i) fail to exercise promptly and diligently each and every material right or fail to perform each material obligation which it may have under each contract that constitutes part of the Collateral and each agreement giving rise to an Account that constitutes part of the Collateral (other than any right of termination) except where the Grantor determines in its reasonable business judgment that the failure to exercise such right or perform such obligation is in the best interest of the Grantor and consistent with the protection and preservation of the rights and interests of the Secured Parties in the Collateral or (ii) fail to deliver to the Secured Parties, upon request, a copy of each material demand, notice or document received by it relating in any way to any contract that constitutes part of the Collateral or any agreement giving rise to an Account that constitutes part of the Collateral. The Grantor will not amend or modify the terms of, or waive any rights under, any contracts, without the express written consent of Secured Parties.

               (vii) FURTHER IDENTIFICATION OF COLLATERAL. The Grantor will furnish to the Secured Parties from time to time, upon the request of the Secured Parties, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Parties may reasonably request, all in reasonable detail.

               (viii) NOTICES. The Grantor will advise the Secured Parties promptly, in reasonable detail, at its address in accordance with section 15,
(i) of any Lien (other than Liens permitted hereunder) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the value of any material portion of the Collateral or on the Liens created hereunder.

               (ix) CHANGE OF NAME; LOCATION OF COLLATERAL; RECORDS; PLACE OF BUSINESS. The Grantor shall not make any change (a) in its name, (b) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office facility at which Collateral owned by it is located (including the establishment of any such new office or facility) from 6175 Lusk Boulevard, San Diego, California 92121, (c) in its identity or type of organization or corporate structure, (d) in its Federal Taxpayer Identification Number or organizational identification number or (e) in its jurisdiction of organization unless (i) the Grantor provides the Secured Parties at least 30 days prior written notice of such change and (ii) all filings have been made under the Code or otherwise that are required in order for the Secured Parties to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral, junior in priority only to the Prior Liens.

               (x) SUBSIDIARIES. This Security Agreement is entered into on behalf of and for the benefit of the Grantor and its subsidiaries and other entities controlled by the Grantor which have rights in the Collateral. The security interest granted by the Grantor hereunder is intended to include all rights of the Grantor in and to the Collateral, including any rights of its subsidiaries and such other entities in and to such Collateral, and the Grantor will not permit such subsidiaries and entities to exercise any of their rights with respect to the Collateral.

               (xi) PAYMENT OF TAXES AND OTHER CLAIMS. The Grantor shall pay or discharge when due all taxes, assessments and governmental charges or levies imposed upon it unless same are not delinquent, provided, however, that the Grantor shall have the right to challenge in good faith by appropriate proceedings any disputed taxes, assessments or governmental charges or levies provided that the Grantor establishes appropriate reserves therefor in accordance with generally accepted accounting principles; and, provided, further, that notwithstanding any such contest, the Grantor shall pay such disputed taxes, assessments and governmental charges or levies if nonpayment would result in the imposition of any Lien on the Grantor's assets or properties.

               (xii) INDEBTEDNESS; DISTRIBUTIONS; INVESTMENTS; CONSOLIDATION AND MERGER; SUBSIDIARIES; NATURE OF BUSINESS; AFFILIATE TRANSACTIONS; INVOICES. The Grantor shall not (i) make advances, loans or extensions of credit to any person; (ii) become either directly or contingently liable upon the obligations of any person by assumption, endorsement or guaranty thereof or otherwise; (iii) enter into any merger, consolidation or other reorganization with or into any other person or acquire all or a portion of the assets or stock of any person or permit any other person to consolidate with or merge with it; (iv) form any subsidiary or enter into any partnership, joint venture or similar arrangement;
(v) materially change the nature of the business in which it is presently engaged; (vi) enter into any transaction with any affiliate, except in ordinary course on arms-length terms; or (vii) bill accounts under any name except the present name of the Grantor.

               (xiii) PFC THERAPEUTICS, LLC. Until such time as the Obligations are indefeasibly paid in full, the Grantor shall (i) continue to own not less than a 50% membership interest in PFC Therapeutics, LLC (the "LLC") and not less than 50% of the profit interest in the LLC, (ii) not sell, transfer or otherwise dispose of any of its right, title and interest in the LLC (including, but not limited to, the pledge, hypothecation or granting of any security interest with respect thereto) and (iii) cause the LLC not to, directly or indirectly, (A) incur, assume, guarantee or otherwise become liable with respect to any indebtedness for borrowed money, (B) incur, grant or otherwise suffer to exist any lien, claim, charge or other encumbrance on its assets, (C) amend, modify or alter its certificate of formation or the operating agreement of the LLC if such amendment, modification or alteration would adversely affect the rights of Grantor, or (D) merge with or into, or consolidate with, or sell or transfer all or any substantial portion of its assets (other than the sale of inventory in the ordinary course of business), in one or a series of related transactions, to any third party unless, after giving effect to any such transaction, Grantor continues to own not less than 50% of the equity interests and profit interest in any successor entity.

               (xiv) USE AND DISPOSITION OF COLLATERAL. The Grantor shall (i) not dispose of any of the Collateral whether by sale, lease or otherwise except for (A) the sale of Inventory in the ordinary course of business, and (B) the disposition or transfer of obsolete and worn-out Equipment in the ordinary course of business and (ii) keep and maintain the Equipment in good operating condition, except for ordinary wear and tear, and shall make all necessary repairs and replacements thereof so that the value and operating efficiency shall at all times be maintained and preserved.

               (xv) RISK OF LOSS; INSURANCE. The Grantor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. At it's own cost and expense in amounts and with carriers acceptable to the Secured Parties, it shall (a) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Grantor's including, without limitation, public and product liability insurance, worker's compensation, insurance against larceny, embezzlement or other criminal misappropriation of insured's officers and employees and business interruption insurance; (b) furnish the Secured Parties with (i) copies of all policies and evidence of the maintenance of such policies at least 30 days before any expiration date, and
(ii) appropriate loss payable endorsements in form and substance satisfactory to the Secured Parties, naming the Secured Parties as loss payees and providing that as to the Secured Parties the insurance coverage shall not be impaired or invalidated by any act or neglect of the Grantor and the insurer will provide the Secured Parties with at least 30 days notice prior to cancellation. The Grantor shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Secured Parties and not to the Grantor and the Secured Parties jointly. If any insurance losses are paid by check, draft or other instrument payable to the Grantor and the Secured Parties jointly, the Secured Parties may endorse the Grantor's name thereon and do such other things as the Secured Parties may deem advisable to reduce the same to cash. The Secured Parties is hereby authorized to adjust and compromise claims. All loss recoveries received by the Secured Parties upon any such insurance may be applied to the Obligations, in such order as the Secured Parties in its sole discretion shall determine. Any surplus shall be paid by the Secured Parties to the Grantor or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Grantor to the Secured Parties, on demand.

               (xvi) NOTICE OF CERTAIN EVENTS. The Grantor shall promptly inform the Secured Parties in writing of: (a) the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any of the Grantor's properties, assets or business, which might singly or in the aggregate, have a materially adverse effect on the Grantor; (b) any amendment of the Grantor's certificate of incorporation or by-laws; (c) any change in the Grantor's business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects which has had or might have a materially adverse effect on the Grantor; (d) any Event of Default or any event, circumstance or condition which with the passage of time or giving of notice or both would constitute an Event of Default; (e) any default or any event, circumstance or condition which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which the Grantor is a party or by which the Grantor or any of the Grantor's properties may be bound which would have a material adverse effect on the Grantor's business, operations, property or condition (financial or otherwise) or the Collateral; (f) any change in the location of the Grantor's executive offices; (g) any change in the location of the Grantor's Inventory or Equipment from the locations listed on SCHEDULE IV hereto, (h) any material delay in the Grantor's performance of any of its obligations to any Customer and of any assertion of any material claims, offsets or counterclaims by any Customer and of any allowances, credits and/or other monies granted by it to any Customer;
(i) any material adverse information relating to the financial condition of any Customer; and (k) any material return of goods.

               (xvii) ATTORNEY-IN-FACT. The Grantor hereby irrevocably appoints, subject to the rights of the Prior Lienholders, the Secured Parties or any other person whom the Secured Parties may designate as the Grantor's attorney-in-fact, with full power and authority in place and stead of the Grantor and in the name of the Grantor or in its own name to: (i) endorse the Grantor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Secured Parties' possession; (ii) sign the Grantor's name on any invoice or bill of lading relating to any Accounts, drafts against Customers, schedules and assignments of Accounts, notices of assignment, financing statements and other public records, verifications of account and notices to or from Customers; (iii) verify the validity, amount or any other matter relating to any Account Receivable (as defined in the Code) by mail, telephone, telegraph or otherwise with Customers; (iv) execute customs declarations and such other documents as may be required to clear Inventory through United States Customs; (v) do all things necessary to carry out this Security Agreement and all other documents and agreements related hereto; (vi) continue any insurance existing pursuant to the terms of this Security Agreement and pay all or any part of the premium therefor and the cost thereof; and (vii) on or after the occurrence and continuation of an Event of Default, notify the post office authorities to change the address for delivery of the Grantor's mail to an address designated by the Secured Parties, and to receive, open and dispose of all mail addressed to the Grantor. The Grantor hereby ratifies and approves all acts of the attorney. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon them to exercise any such powers. Neither the Secured Parties nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied.

               (xviii) INVESTMENT PROPERTY AND DEPOSIT ACCOUNTS. If there is any Investment Property or Deposit Accounts (as defined in the Code) included as Collateral that can be perfected by "control" through an account control agreement, the Grantor shall cause such an account control agreement to be entered into and delivered to the Secured Parties.

               (xix) LETTER-OF-CREDIT RIGHTS. To the extent that any Collateral consists of Letter-of-Credit Rights, the Grantor shall cause the issuer of each underlying letter of credit to consent to the assignment to the Secured Parties of the proceeds of such letter of credit.

               (xix) COLLATERAL IN POSSESSION OF THIRD PARTIES. To the extent that any Collateral is in the possession of a third party, the Grantor will join with the Secured Parties in notifying the third party of the Secured Parties' security interest and in obtaining an acknowledgement from the third party that it is holding the Collateral for the benefit of the Secured Parties.

               (xx) COMMERCIAL TORT CLAIMS. If the Grantor shall at any time hold or acquire a Commercial Tort Claim, the Grantor shall immediately notify the Secured Parties in a writing signed by the Grantor of the brief details thereof and grant to the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Secured Parties.

          (b) [RESERVED].


          (c) [RESERVED].

          7. PERFORMANCE BY SECURED PARTIES OF GRANTOR'S OBLIGATIONS. If the Grantor fails to perform or comply with any of its agreements contained herein and the Secured Parties, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreements, the expenses of the Secured Parties incurred in connection with such performance or compliance shall be payable by the Grantor to the Secured Parties on demand and shall constitute Obligations secured hereby.

          8. REMEDIES.

          (a) If an Event of Default (i) has occurred and has continued for a period of 30 consecutive days without cure by the Grantor with respect to items 1, 2, 3, and 4 set forth in the definition of Event of Default, or (ii) has occurred and is continuing with respect to all other items in the definition of Event of Default, the Secured Parties may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Secured Parties, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or expressly provided for) to or upon the Grantor or any other person (all and each of which demands, defenses, advertisements and notices are, to the extent permitted by applicable law, hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), at public or private sale or sales, at any exchange, broker's board or office of the Secured Parties or elsewhere upon such terms and conditions as they may deem advisable and at such prices as they may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Parties shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived, to the extent permitted by applicable law, or released.

          (b) The Grantor further agrees that, if an Event of Default has occurred and is continuing, at the Secured Parties' request, to assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at the Grantor's premises or elsewhere. The Secured Parties shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Secured Parties may elect, and only after such application and after the payment by the Secured Parties of any other amount required by any provision of law, must the Secured Parties account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Secured Parties arising out of the exercise by it of any rights hereunder, provided, that nothing contained in this section 8 shall relieve the Secured Parties from liability arising solely from its gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Secured Parties to collect such deficiency.

          (c) For the purpose of enabling the Secured Parties to exercise rights and remedies under this section 8 at such time as the Secured Parties shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Secured Parties an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, license or sublicense any of the Collateral consisting of intellectual property now owned or hereafter acquired by the Grantor or as to which the Grantor has the right to use, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Secured Parties shall be exercised, at the option of the Secured Parties, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Secured Parties in accordance herewith shall be binding upon the Grantor notwithstanding any subsequent cure of an Event of Default.

          (d) All rights, powers and remedies provided to the Secured Parties in this Agreement are subject to the rights, powers and remedies of the Prior Lienholders as set forth in the Prior Lienholders Security Agreements and to the terms and provisions of those certain Intercreditor Agreements, dated as of even date herewith, among the Grantor, the Prior Lienholders signatory thereto, and the Secured Parties.

          9. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10. PARAGRAPH HEADINGS. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          11. CUMULATIVE REMEDIES. The rights and remedies provided herein, in the Imagent Security Agreement, in the Patent and Trademark Security Agreement, in the Securities Purchase Agreements and in the Debentures are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law or in equity or by statute.

          12. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the holders of a majority of the outstanding aggregate principal amount of the Notes; provided, however, that Section 8(d) hereof may not be waived, amended, supplemented or otherwise modified, nor may a provision inconsistent with
Section 8(d) hereof be added, unless such written instrument is also executed by the prior Lienholders. No course of dealing between the Grantor and the Secured Parties nor any delay in exercising or failure to exercise any rights, power or privilege under this Security Agreement shall operate as a waiver. This Security Agreement shall be binding upon the successors and permitted assigns of the Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns. The Grantor may not assign its rights or obligations under this Security Agreement without the prior written consent of the Secured Parties.

          13. TERMINATION OF SECURITY INTEREST; RELEASE OF COLLATERAL.

          (a) Upon the payment and performance in full by the Grantor of its Obligations, the security interest granted in the Collateral pursuant to this Security Agreement (the "Security Interest") shall terminate and all rights to the Collateral shall revert to the Grantor.

          (b) Upon any such termination of the Security Interest, the Secured Parties will, at the expense of the Grantor, execute and deliver to the Grantor such documents and take such other actions as the Grantor shall reasonably request to evidence the termination of the Security Interest and deliver to the Grantor all Collateral so released then in its possession.

          14. NOTICES. Any notices required or permitted to be given under the terms of this Security Agreement shall be in writing and shall be sent by mail, personal delivery, telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown below or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Grantor, such notice shall be addressed to the Grantor at 6175 Lusk Boulevard, San Diego, California 92121, Attention: President (telephone line facsimile number (858) 410-5306), and a copy shall also be given to: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, Attention:
Melvin Epstein, Esq. (telephone line facsimile transmission number (212) 806-6006), and in the case of any notice to the Secured Parties, such notice shall be addressed to.

          15. INTEGRATION. This Security Agreement represents the agreement of the Grantor and the Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Secured Parties relative to subject matter hereof not expressly set forth or referred to herein.

          16. GOVERNING LAW. This Security Agreement and the rights and obligations of the Grantor hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, except to the extent that under the New York Uniform Commercial Code the laws of another jurisdiction govern matters of perfection and the effect of perfection or non-perfection of any security interest granted hereunder.

          17. COUNTERPARTS. This Security Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. A telephone line facsimile transmission of this Security Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

          18. WAIVER OF JURY TRIAL. To the extent permitted by applicable law, each of the Grantor and the Secured Parties waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise between the parties hereto arising out of, connected with, related to, or incidental to the relationship between any of them in connection with this Security Agreement or the transactions contemplated hereby. Instead, any such dispute resolved in court will be resolved in a bench trial without a jury, submitted to jurisdiction in the Southern District of New York and New York State Courts located in the County of New York.

          19. CODE TERMS. All terms defined in Article 9 of the Code and used in this Security Agreement shall have the same definitions herein as specified in
Article 9 of the Code, and such definitions are hereby incorporated herein by reference and made a part hereof.

          IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                    GRANTOR:

                                    ALLIANCE PHARMACEUTICAL CORP.


                                    By:
                                       --------------------------------------
                                       Name: Theodore D. Roth
                                       Title: President and Chief Operating
                                              Officer

ACKNOWLEDGED AND AGREED BY THE SECURED PARTIES: